SCHEDULE 14A
                               (Rule 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT
                          SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(A) of the Securities
                   Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
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                                                  Commission only (as permitted
                                                  by Rule 14a-6(e)(2))
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|_|   Soliciting Material Under Rule 14a-12


                         IVEX PACKAGING CORPORATION
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              (Name of Registrant as Specified in Its Charter)

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  (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
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         0-11.

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                computed pursuant to Exchange Act Rule 0-11 (set forth the
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                         IVEX PACKAGING CORPORATION
                       100 Tri-State Drive, Suite 200
                        Lincolnshire, Illinois 60069


                                                              June 14, 2002

Dear Fellow Stockholder:

We have previously sent to you proxy material for the special meeting of stockholders of Ivex Packaging Corporation to be held on June 28, 2002. Your Board of Directors has unanimously recommended that stockholders vote in favor of the proposed merger with Alcoa Inc.

Since approval of the merger requires an affirmative vote by a majority of the outstanding shares, your vote is important, no matter how many or how few shares you may own. Whether or not you have already done so, please sign, date and return the enclosed proxy card today in the envelope provided.

Very truly yours,

/s/ George V. Bayly


George V. Bayly
Chairman of the Board of Directors,
     President and Chief Executive Officer




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               your shares, please call our proxy solicitor,

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                              IMPORTANT NOTE:
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         you may be able to vote by telephone, or via the Internet.
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